UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VIRCO MFG. CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Virco Mfg. Corporation

2027 Harpers Way

Torrance, California 90501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 22, 2015

The 2015 Annual Meeting of Stockholders (“Annual Meeting”) of Virco Mfg. Corporation, a Delaware corporation (the “Company”), will be held on Monday, June 22, 2015, at 10:00 a.m. Pacific Time at the Company’s Corporate Headquarters at 2027 Harpers Way, Torrance, CA 90501 for the following purposes:

1.	Elect the nominees for directors named in the Proxy Statement;

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015;

3.	Transact such other business as may properly come before the Annual Meeting

The Board of Directors recommends a vote FOR each of proposals 1 and 2. These items are more fully described in the following pages, which are made part of this notice.

The Board of Directors has fixed the close of business on April 30, 2015, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or (3) by mail, using the enclosed proxy card. For further details, see your proxy card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it also saves the Company significant postage and processing costs.

Based on New York Stock Exchange rules, brokers are only permitted to vote on proposal 2 without instructions from the beneficial owner, as discussed in more detail in the Proxy Statement. Therefore, if your shares are held through a brokerage firm, bank or other nominee, they will not be voted on the election of directors, unless you provide voting instructions to your brokerage firm, bank or other nominee.

By Order of the Board of Directors
/s/ Robert E. Dose
Robert E. Dose Secretary

Torrance, California

May 18, 2015

Virco Mfg. Corporation

2027 Harpers Way

Torrance, California 90501

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on

June 22, 2015

The Proxy Statement and accompanying Annual Report to Stockholders are available at

http://service.virco.com/financialinfo

GENERAL INFORMATION

This Proxy Statement is being mailed to stockholders of Virco Mfg. Corporation, a Delaware corporation (the “Company”), on or about May 22, 2015, in connection with the solicitation by the Board of Directors of proxies to be used at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Monday, June 22, 2015, at 10:00 a.m. Pacific Time at the Company’s Corporate Headquarters located at 2027 Harpers Way, Torrance, California, 90501 and any and all adjournments and postponements thereof.

The cost of preparing, assembling and mailing the Notice of the Annual Meeting, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph, e-mail or other electronic means by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

RECORD DATE AND VOTING

The close of business on April 30, 2015, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date there were 14,852,640 shares of the Company’s common stock, par value $.01 per share (“common stock”), outstanding. All voting rights are vested exclusively in the holders of the Company’s common stock. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders, except that as to the election of directors, stockholders may cumulate their votes. Because two directors are to be elected, cumulative voting means that each stockholder may cast a number of votes equal to two times the number of shares actually owned. That number of votes may be cast for one nominee, divided equally among each of the nominees or divided among the nominees in any other manner. Stockholders wishing to cumulate their votes should make an explicit statement of their intent by so indicating in writing on the proxy card.

Below is a summary of the vote required for adoption of each proposal and the respective effect of abstentions and broker non-votes. For more detailed information see the discussion of the respective proposal below.

Vote Required for Approval
Proposal	of Proposal	Effect of Abstentions	Effect of Broker Non-Votes

Election of directors	Plurality of shares voted	No effect	No effect

Ratification of Ernst & Young LLP	Majority of shares voted	Vote “Against”	No effect

A broker non-vote occurs when a bank, broker or other nominee does not have authority to vote on a particular item without instructions from the beneficial owner and has not received instructions. Brokers only have discretion to vote on “routine” matters, such as the ratification of the selection of the independent registered public accounting firm. The election of directors is not considered a “routine” matter and, as a result, your broker will not have the discretion to vote on that matter at the 2015 Annual Meeting unless you provide applicable instructions to do so. Therefore, we strongly encourage you to follow the voting instructions on the materials you receive.

Each proxy received will be voted “for” the Board’s nominees for election as directors and “for” the ratification of Ernst & Young, LLP, unless the stockholder otherwise directs in his or her proxy. Where the stockholder has appropriately directed how the proxy is to be voted, it will be voted according to his or her direction. Stockholders wishing to cumulate their votes with respect to the election of directors should make an explicit statement of the intent to cumulate votes by so indicating in writing on the proxy card or when voting by telephone or internet. Stockholders holding shares beneficially in street name who wish to cumulate votes should contact their broker, trustee or nominee.

Any stockholder has the power to revoke its proxy at any time before it is voted at the 2015 Annual Meeting by submitting written notice of revocation to the Secretary of the Company at the Company’s principal executive offices located at 2027 Harpers Way, Torrance, California 90501, by appearing at the 2015 Annual Meeting and voting in person or by filing a duly executed proxy bearing a later date, either in person at the 2015 Annual Meeting, via the Internet, by telephone, or by mail. Please consult the instructions included with your proxy card for how to vote your shares.

CORPORATE GOVERNANCE

Meetings and Independence

Each director of the Company serving in fiscal 2014 attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served. The Board of Directors held 14 meetings in fiscal 2014. In addition, the independent directors hold two regularly scheduled executive session meetings each fiscal year outside the presence of management as well as additional meetings as are necessary. Directors are expected to attend the 2015 Annual Meeting of Stockholders. Last year all of the directors then in office attended the 2014 Annual Meeting of Stockholders.

The Board of Directors has determined that the following directors, who, as of the Annual Meeting, will constitute a majority of the Board of Directors, are “independent directors” as defined by the NASDAQ Stock Market listing standards: Michael DiGregorio, Robert Lind and Donald Rudkin. Mr. Robert A. Virtue is Mr. Douglas A. Virtue’s father.

Leadership Structure

On May 7, 2014 the Board of Directors unanimously approved an amendment to the Company’s Bylaws to decrease the size of the Board to five (5) persons. In addition to reducing its size, the Board of Directors determined it was in the best interests of the stockholders to reconstitute the Board with new outside directors. In connection therewith, the Board accepted the resignations of independent directors other than Mr. DiGregorio, who joined the Board in February 2014. Messrs. Lind and Rudkin were appointed to fill the two vacancies that were created by such resignations. The new, smaller Board has helped save the company approximately $260,000 in direct costs on an annualized basis by eliminating the fees and expenses of four directors. The Board change was also part of repositioning the Company for a more successful future.

Currently, Mr. Robert Virtue serves as Chairman and Chief Executive Officer (“CEO”) of the Company. Because the Board also believes that strong, independent Board leadership is a critical component of effective corporate governance, the Board has established the position of lead independent director. The lead independent director position rotates among the independent directors periodically as determined by the independent directors. Mr. DiGregorio was appointed lead independent director to replace the resigning lead independent director. The lead independent director’s responsibilities and authority include providing input to the Chairman and CEO on preparation of agendas for Board and committee meetings and communicating to the Chairman and CEO the substance of the discussions and consensus reached at the meetings of independent directors. On May 7, 2014, the Board amended its charter so the lead independent director also serves as chair of the Corporate Governance and Nominating Committee. In addition, the Company has strong governance structures and processes in place to review and confirm the independence of the Board, eliminate conflicts of interest, and prevent dominance of the Board by management. For example, all directors, with the exception of Mr. Robert Virtue and Mr. Douglas Virtue, are independent as defined by the listing standards of the NASDAQ Stock Market, and all committees are made up entirely of independent directors.

Audit Committee

The Board of Directors has a standing Audit Committee which is composed of Messrs. Rudkin (Chair), DiGregorio and Lind. The Audit Committee held five on-site meetings and three telephonic meetings in fiscal 2014. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. Among other things, the Audit Committee is directly responsible for: the appointment, compensation, retention and oversight of the independent registered public accounting firm; reviewing the independent registered public accounting firm’s qualifications and independence; reviewing the plans and results of the audit engagement with the independent registered public accounting firm; reviewing the financial statements of the Company; reviewing the scope of the annual audit by the Company’s independent registered public accounting firm; reviewing the audit reports rendered by such independent registered public accounting firm; approving professional services provided by the independent registered public accounting firm and approving financial reporting principles and policies; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s internal accounting controls; and working to ensure the integrity of financial information supplied to stockholders. The Audit Committee also has the other responsibilities enumerated in its charter. The Audit Committee’s charter is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. Each of the Audit Committee members is an “independent director” as that term is defined for audit committee members by the listing standards of the NASDAQ Stock Market. The Board of Directors determined that each member of the audit committee is qualified as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board reevaluates the composition of the Audit Committee on at least an annual basis to ensure that its composition remains in the best interests of the Company and its stockholders.

Compensation Committee

The Board of Directors has a standing Compensation Committee which is composed of Messrs. Lind (Chair), DiGregorio, and Rudkin. The Compensation Committee held three on-site meetings in fiscal 2014. The function of the Compensation Committee is, among other things, to: set the Company’s compensation policy and administer the Company’s compensation plans; make decisions on the compensation of key Company executives (including the review and approval of merit/other compensation budgets and payouts under the Company’s incentive plans); review and approve compensation and employment agreements of the Company’s executive officers; and recommend pay levels for members of the Board of Directors for consideration and approval by the full Board of Directors. The Compensation Committee oversees the design and implementation of the incentives and risks associated with the Company’s compensation policies and practices. The Compensation Committee may consult with the Chief Executive Officer and other members of senior management as it deems necessary and engage the assistance of outside consultants to assist in determining and establishing the Company’s compensation policies. During fiscal 2014, the Company contracted with compensation consultants to obtain an evaluation of the compensation for all corporate officers. The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage.

Corporate Governance and Nominating Committee

The Board of Directors has a standing Corporate Governance and Nominating Committee which is composed of Messrs. DiGregorio (Chair), Lind, and Rudkin. All members of the Corporate Governance and Nominating Committee are “independent directors” as defined in the listing standards of the NASDAQ Stock Market. During fiscal 2014, the Corporate Governance and Nominating Committee held seven on-site meetings. Each of these meetings was held outside the presence of management. The Corporate Governance and Nominating Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. The Corporate Governance and Nominating Committee recommended to the Board of Directors each nominee the Board selected.

The Corporate Governance and Nominating Committee’s functions are to identify and recommend to the Board of Directors from time to time candidates for nomination for election as directors of the Company at the Annual Meeting, recommend the composition of the Board of Directors and its committees, monitor a process to assess Board effectiveness and develop and implement Company corporate governance guidelines. Candidates may come to the attention of the Corporate Governance and Nominating Committee through members of the Board of Directors, stockholders or other persons. Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. Candidates may be evaluated at regular or special meetings, and may be considered at any point during the year, depending on the Company’s needs. In evaluating nominations, the Corporate Governance and Nominating Committee considers a variety of criteria, including business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board of Directors activities and the absence of potential conflicts with the Company’s interests. The Corporate Governance and Nominating Committee does not establish any specific minimum qualification standards for nominees to the Board of Directors, although from time to time the Corporate Governance and Nominating Committee may identify certain skills or attributes (e.g., financial experience, business experience) as being particularly desirable to meet specific Board of Director needs that may arise. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, stockholders should submit a candidate’s name and qualifications to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.

Communications with the Board of Directors

Any stockholder interested in communicating with individual members of the Board of Directors, the Board of Directors as a whole, any of the committees of the Board or the independent directors as a group may send written communications to the Board of Directors, any committee of the Board of Directors or any director or directors of the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary. Communications received in writing are forwarded to the Board of Directors, or the committee or individual director or directors to whom the communication is directed, unless, at his discretion, the Secretary determines that the communication is of a commercial or frivolous nature, is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate for the Board of Directors’ consideration. In such cases, such correspondence may be forwarded elsewhere in the Company for review and possible response. The Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Code of Ethics

The Company has adopted a Code of Conduct and Ethics for Directors, Officers and Employees (the “Code”). The Code applies to all Company directors, employees and officers, including the Company’s Chief Executive Officer and senior financial officers, including the principal financial and accounting officers. The Code is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. The Company intends to post any amendments to or waivers under the Code that apply to its Chief Executive Officer, principal financial officer and principal accounting officer on its website. Upon written request, the Company will provide a copy of the Code free of charge. Requests should be directed to Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.

PROPOSAL 1

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides for the division of the Board of Directors into three classes as nearly equal in number as possible, with the term of one class expiring each year. The Company currently has five members on its Board of Directors, with one member in Class I, and two members in each of Class II and Class III. The two nominees for election to the Board as Class II directors with terms expiring at the 2018 Annual Meeting of Stockholders are Robert A. Virtue and Donald R. Rudkin.

It is intended that the proxies solicited by this Proxy Statement will be voted in favor of the election of all nominees to the Board of Directors, unless authority to do so is withheld. Should any of such nominees be unable to serve as a director or should any additional vacancy occur before the election (which events are not anticipated), proxies may be voted for a substitute nominee selected by the Board of Directors. In the event that any person other than the nominees named below should be nominated for election as a director and cumulative voting rights are in effect, the proxies may be voted cumulatively for less than all of the nominees.

The following table sets forth certain information with respect to each of the nominees.

The Board of Directors recommends that you vote “FOR” the election of each of the nominees.

Name	Age	Biographical Information, Skills and Qualifications	Director Since	Class of Director (term expires)

Nominees for Class II Directors Whose Terms Expire in 2018

Robert A. Virtue	82	Chairman of the Board and Chief Executive Officer of the Company since 1990; President of the Company from August 1982 to November 2014. Mr. Virtue brings to the Board almost 60 years of experience and knowledge of the Company’s business, operations, and culture.	1956	II (2018)

Donald R. Rudkin	72	Full time faculty member in the Masters of Business Administration and Masters in Applied Finance programs at Pepperdine University and a quality control consultant to Meloni Hribal Tratner LLP, an accounting and financial services firm, since 2005. Prior to that he was with Deloitte & Touche LLP for 36 years, including serving as the Regional Compliance Officer for the west region. Mr. Rudkin brings extensive financial experience to the Board and qualifies as an “audit committee financial expert.”	2014	II (2018)

Class III Directors Whose Terms Expire in 2016

Douglas A. Virtue	56	President and Chief Operating Officer of the Company since November 2014. Executive Vice President of the Company from December 1997 to November 2014; previously General Manager of the Torrance Division of the Company. Mr. Virtue brings to the Board almost 30 years of experience and knowledge of the Company’s business, operations and culture.	1992	III (2016)

Michael DiGregorio	60	A management advisor since March 2012, Mr. DiGregorio has been the Chief Financial Officer of numerous privately held and publicly traded companies. He was Executive Vice President and Chief Financial Officer for Korn Ferry International, Inc. from June 2009 to February 2012 and before that he served for three years as Executive Vice President and Chief Financial Officer of St. John Knits International, Inc.	2014	III (2016)

He serves on the boards of Calavo Growers, Inc. (NASDAQ: CVGW), Matilda Jane Clothing Company, Ironclad Performance Wear Corporation (OB: ICPW), and Humantelligence and is a member of the audit committee for KidSave. Mr. DiGregorio brings significant financial and board experience and qualifies as an “audit committee financial expert.”

Class I Director whose Term Expires in 2017

Robert Lind	67	Managing Partner of Berkshire Bridge Capital, LLC, an investment bank, since October 2005. Mr. Lind also served as Managing Partner of Berkshire Bridge Partners, LLC, a licensed investment advisor, and Nevada Growth Capital Fund from October 2012 to March 2014 and as a Director of Nevada Capital Investment Corporation, a statutory public benefit corporation formed by the State of Nevada to provide venture funding for Nevada businesses, from July 2011 to April 2012. Mr. Lind previously was a Managing Director of SAIC’s Venture Capital Corporation, served as Head of Corporate Development at Rockwell International, was a Managing Director at Lehman Brothers Holdings, Inc. and served as a board member on the Yosemite Conservancy Board of Trustees until December 31, 2014. Currently he is a Council Member on the Strategic Projects Committee for the Yosemite Conservancy. Mr. Lind brings over 35 years of investment banking, venture capital investing, corporate management and commercial banking experience and qualifies as an “audit committee financial expert.”	2014	I (2017)

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has selected Ernst & Young LLP, independent registered public accounting firm, to audit its financial statements for the fiscal year ending January 31, 2016, and recommends that the stockholders vote for ratification of that appointment. The Company’s Audit Committee has reviewed the professional services provided by Ernst & Young LLP, as described above, has considered the possible effect of such services on the independence of the firm, and has determined that such services have not affected Ernst & Young LLP’s independence. Notwithstanding this selection, the Audit Committee, at its discretion, may direct the appointment of new auditors at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast is required to ratify the Audit Committee’s selection. The Company is not required to submit the selection of the independent registered public accounting firm to the stockholders for approval, but is doing so as a matter of good corporate governance. If the stockholders reject the selection, the Board of Directors will reconsider its selection.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Shares Owned By Directors, Management and Principal Stockholders

The following table sets forth information as of April 30, 2015 (unless otherwise indicated), relating to the beneficial ownership of the Company’s common stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company, (ii) each director and director-nominee of the Company, (iii) each Named Executive Officer of the Company, as named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the mailing address of each of the persons named is c/o Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501.

Name of Beneficial Owner *	Amount and Nature of Beneficial Ownership (*)	Percent of Class (%)

Wedbush Inc. (1)	1,731,630	11.66

Minerva Advisors (2)	1,036,429	6.98

Robert A. Virtue (3) (4) Chairman of the Board of Directors and Chief Executive Officer	394,113	2.7

Douglas A. Virtue (4) Director, President and Chief Operating Officer	723,202	4.9

Michael DiGregorio Director	29,542	(5)

Robert Lind Director	9,542	(5)

Donald Rudkin Director	9,542	(5)

Robert E. Dose Vice President Finance, Secretary, Treasurer	57,417	(5)

All executive officers and directors as a group (10 persons)	1,400,914	9.4

(*) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them. For purposes of this table, a person is deemed to be the “beneficial owner” of any security if the person has the right to acquire beneficial ownership of such security within 60 days of April 30, 2015 including but not limited to, any right to acquire through the exercise of any option, warrant or right or through the conversion of a security. Amounts for Messrs. Robert Virtue, Douglas Virtue, Dose, and all executive officers and directors as a group, include 12,000, 12,000, 12,000 and 48,000 shares issuable upon exercise of options or as restricted stock grants, respectively, and 38,341, 50,579, 5,376 and 147,727 shares held under the Company’s 401(k) Plan as of April 30, 2015, respectively.

(1) Reflects information as of December 31, 2014, as reported in a Schedule 13G/A filing on February 18, 2015, by Wedbush, Inc. (“WI”), Edward W. Wedbush (“EWW”), and Wedbush Securities, Inc. (“WS”). The business addresses of the above filers are as follows: WI— 1000 Wilshire Blvd., Los Angeles, CA 90017-2457; EWW and WS— P.O. Box 30014, Los Angeles, CA 90030-0014. WI has the sole power to vote and dispose of 619,806 shares and shared power to vote and dispose of 841,623; EWW has sole power to vote and dispose of 681,694 shares, shared power to vote 1,523,317 shares, and shared power to dispose of 1,731,630 shares; and WS has sole power to vote and dispose of 188,805 shares, shared power to vote 841,623 shares, and shared power to dispose of 1,049,936 shares.

(2) Reflects information as of December 31, 2014, as reported in a Schedule 13G filing on January 26, 2015, by Minerva Advisors LLC (“Minerva LLC”), Minerva Group, LP (“Minerva Group”), Minerva GP, LP (“Minerva GP”), Minerva GP, Inc. (“Minerva Inc.”) and David P. Cohen. The address for each of the reporting persons is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004. Minerva LLC has sole power to vote and sole power to dispose of 595,270 shares, and shared power to vote and to dispose of 440,133 shares; each of Minerva Group, Minerva GP, and Minerva Inc. has sole power to vote and sole power to dispose of 595,270 shares and shared power to vote and dispose of 0 shares, and Mr. Cohen has sole power to vote and dispose of 596,296 shares, and shared power to vote and dispose of 440,133 shares.

(3) Excludes 1,816,333 shares owned beneficially by Mr. Robert Virtue’s adult children, including Mr. Douglas Virtue, as to which Mr. Robert Virtue disclaims beneficial ownership.

(4) Douglas A. Virtue is Robert A. Virtue’s son. The total number of shares beneficially owned by Mr. Robert A. Virtue, his brother Richard J. Virtue, his sister, Nancy Virtue-Cutshall and their children (including Mr. Douglas A. Virtue), aggregate 5,376,961 shares or 36.1% of the total shares of common stock outstanding. Robert A. Virtue, Richard J. Virtue, Nancy Virtue-Cutshall and certain of their respective spouses and children (including Douglas A. Virtue) (collectively, the “Virtue Stockholders”) and the Company have entered into an agreement with respect to certain shares of the Company’s common stock received by the Virtue Stockholders as gifts from the founder, Julian A. Virtue, including shares received in subsequent stock dividends in respect of such shares. Under the agreement, each Virtue Stockholder who proposes to sell any of such shares is required to provide the remaining Virtue Stockholders notice of the terms of such proposed sale. Each of the remaining Virtue Stockholders is entitled to purchase any or all of such shares on the terms set forth in the notice. The Company may purchase any shares not purchased by such remaining Virtue Stockholders on such terms. The agreement also provides for a similar right of first refusal in the event of the death or bankruptcy of a Virtue Stockholder, except that the purchase price for the shares is to be based upon the then prevailing sales price of the Company’s common stock on the NASDAQ Stock Market.

(5) Less than 1%.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2014 & 2013

The table below sets forth the compensation awarded to, earned by, or paid to, each of the Named Executive Officers for fiscal 2014 and 2013. The Company has no employment agreements with any of its executives. While employed, executives are entitled to base salary, participation in the executive compensation programs identified in the tables below and other benefits common to all employees.

		Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Position	Year	($)	($)	($)(1)	($)	($)	($)(2)	($)

Robert A. Virtue	2014	240,480	-	78,300	-	-	12,000	330,780
Chairman & CEO	2013	240,480	-	-	-	-	12,000	252,480

Douglas A. Virtue	2014	218,788	-	78,300	-	-	8,892	305,980
President & COO	2013	213,711	-	-	-	-	9,093	222,804

Robert E. Dose	2014	255,480	-	78,300	-	-	12,000	345,780
Vice President Finance	2013	255,480	-	-	-	-	12,000	267,480

(1) The amounts shown in this column are the aggregate grant date fair value of stock awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB 718”). The assumptions used to calculate these figures are described in Note 5 of the Company’s Form 10-K for the applicable fiscal year.

(2) The amounts in this column include automobile allowances and the value of personal use of a Company provided vehicle.

Outstanding Equity Awards at Fiscal Year-End 2014

The following table sets forth the Named Executive Officers’ outstanding equity awards as of the end of fiscal 2014.

	Stock Awards
Name and Title	Year of Award	Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(2)

Robert A. Virtue	2012	18,000	43,200
Chairman & CEO	2014	30,000	72,000

Douglas A. Virtue	2012	18,000	43,200
President & COO	2014	30,000	72,000

Robert E. Dose	2012	18,000	43,200
Vice President Finance	2014	30,000	72,000

(1) All RSUs vest at 20% per year for five years from the grant date. For the 18,000 RSUs remaining from the June 19, 2012 RSU award there are three remaining vesting date: June 19, 2015, June19, 2016, and June 19, 2017. For the 30,000 RSUs remaining from the June 24, 2014 RSU award there are five remaining vesting dates: June 24, 2015, June 24, 2016, June 24, 2017, June 24, 2018, and June 19, 2019.

(2) All year-end dollar values were computed based on the fiscal year-end closing price of $2.41 per share of common stock less the $0.01 par value of the share of Common Stock that is paid by the Named Executive Officer.

Retirement Benefits

The Company maintains two defined benefit pension plans in which the Named Executive Officers participate, the Virco Employees Retirement Plan (“Employee Plan”) and the Virco Important Performers Retirement Plan (“VIP Plan”). The Company and its subsidiaries cover all employees under the Employee Plan, which is a qualified noncontributory defined benefit retirement plan. Benefits under the Employee Plan are based on years of service and career average earnings. The Company also provides a supplementary retirement plan for certain key employees, the VIP Plan. The VIP Plan provides a benefit up to 50% of average compensation for the last five years in the VIP Plan, offset by benefits earned under the Employee Plan. Effective December 31, 2003, the Company froze all future benefit accruals under the plans. Employees can continue to vest under the benefits earned to date, but no covered participants will earn additional benefits under the plan freeze.

Potential Payments upon Termination or Change-in-Control

The Company does not have employment agreements with any of the Named Executive Officers. Retirement, death, disability and change-in-control events do not trigger the payment of compensation to the Named Executive Officers that is not available to all salaried employees (including the amounts included in the “Retirement Benefits” discussion above). Named Executive Officers do not have a contractual right to receive severance benefits.

As noted in “Post-Employment and Other Events,” pursuant to the Company’s 2007 and 2011 Stock Incentive Plans, the vesting of all outstanding stock awards is accelerated upon a change-in-control. In addition, under the Virco Important Performers (VIP) Plan, the vesting of retirement benefits is accelerated upon the occurrence of a change-in-control or the death of the participant, however, all of the Named Executive Officers are already fully vested in their retirement benefits under the VIP Plan. Change-in-control is defined as a party other than the members of the Virtue family accumulating 20% or more of the Company’s common stock.

DIRECTOR COMPENSATION

Directors who are also officers of the Company receive no additional compensation for their services as directors. Directors receive an annual retainer of $75,000 composed of (i) $50,000 in the form of quarterly cash payments and (ii) $25,000 in the form of restricted stock granted each year on the date of the Annual Meeting of Stockholders. The Directors are reimbursed for travel and related expenses incurred to attend meetings. The Company previously established a pension plan for non-employee directors who have served as such for at least 10 years, providing for a series of quarterly payments (equal to the portion paid to the non-employee directors’ annual service fee) for such director’s lifetime following the date on which such director ceases to be a director for any reason other than death. Effective December 31, 2003, the Company froze all future benefit accruals under the pension plan. The current Directors are not covered by this Plan.

The Company’s guidelines with regard to common stock ownership by directors are for each director to own common stock with a market value of three times or more the annual cash retainer.

The following table sets forth the compensation paid to each independent director who served during fiscal 2014:

	Fees Earned or Paid in Cash	Stock Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Name and Position	($)(1)	($)	($)	($)(3)	($)

Current Directors (2):

Michael DiGregorio	45,250	16,667	-	-	61,917

Robert Lind	37,500	16,667	-	-	54,167

Donald Rudkin	37,500	16,667	-	-	54,167

Directors who resigned in 2014:

Donald S. Friesz (4)	20,250	8,333	-	48,720	77,303

Thomas J. Schulte (4)	24,000	8,333	-	-	32,333

Glen D. Parish (4)	20,250	8,333	-	64,491	93,074

Dr. James R. Wilburn (4)	25,000	8,333	-	9,000	42,333

William L. Beer (4)	34,000	8,333	-	-	42,333

Robert K. Montgomery (5)	22,750	8,333	-	9,000	40,083

(1) Cash Fees include the cash portion of the annual retainer of plus fees for serving as a lead director, committee chair, or committee member.

(2) A grant of 9,542 shares of restricted stock with a grant date fair value of $25,000 was awarded on the day of the 2014 Annual Meeting.

(3) Messrs. Friesz and Parish are former officers of the Company. Other compensation consists of pension benefits earned as an employee of the Company and paid in retirement. Messrs. Friesz, Wilburn, and Montgomery receive pension benefits earned as non-executive directors.

(4) Resigned effective May 7, 2014.

(5) Resigned effective with the commencement of the 2014 Annual Meeting.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans - excluding securities reflected in column (#)

Equity compensation plans approved by security holders	—	—	891,769 (1)

(1) Represents the number of shares available for issuance as of January 31, 2015, under the Company’s 2011 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Jerald Farrell, who is the brother of Patricia Quinones, our Vice President of Logistics, Marketing Services and Information Services, has been employed by the Company in various positions since March 24, 1997, and most recently as Director of Technical Operations. During fiscal 2013 and 2014, the total compensation (which includes base salary, the value of stock based awards and personal use of a Company car) paid by the Company to Mr. Farrell was approximately $154,136 and $158,853, respectively. Kathy Virtue Young, who is the daughter of Robert A. Virtue and sister of Douglas A. Virtue, has been employed by the Company in various sales positions since October 27, 1986, most recently as a Regional Sales Manager. During 2013 and 2014, the total compensation

(which includes base salary, incentive sales programs, and personal use of a Company car) paid by the Company to Ms. Young was approximately $138,238 and $156,279, respectively. In keeping with the Company’s policy on Related Party Transactions, the Board and the Audit Committee have reviewed and ratified the terms and circumstances of the transactions at the time such transactions were initiated.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, with management and the independent registered public accounting firm, including their judgment of the quality and appropriateness of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board standards, SEC rules, and other applicable standards. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence. The Audit Committee also reviewed and discussed with management its report on internal control over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Donald Rudkin, Chair
Robert Lind
Michael DiGregorio

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP audited the Company’s financial statements for fiscal 2014 and has been selected by the Audit Committee to audit the Company’s financial statements for fiscal 2015. The Audit Committee is directly responsible for the engagement of the independent registered public accounting firm. In making its determination, the Audit Committee reviewed both the audit scope and estimated audit fees for the coming year. Each professional service performed by Ernst & Young LLP during fiscal 2014 was reviewed, and the possible effect of such service on the independence of the firm was considered, by the Audit Committee. Representatives of Ernst & Young LLP will be present at the 2015 Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee has adopted policies and procedures for pre-approving all audit services, audit-related services, tax services and non-audit services performed by Ernst & Young LLP. Specifically, the Audit Committee has pre-approved the use of Ernst & Young LLP for detailed, specific types of services within the following categories: annual audits, quarterly reviews and statutory audits, preparation of certain corporate tax returns, regulatory implementation and compliance and risk assessment guidance. In each case, the Audit Committee has also set specific annual ranges or limits on the amount of each category of services which the Company would obtain from Ernst & Young LLP, which limits and amounts are established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee monitors the performance of all services provided by the independent registered public accounting firm to determine whether such services are in compliance with the Company’s pre-approval policies and procedures.

Fees Paid to Ernst & Young LLP

The following table shows the fees that the Company paid or accrued for the audit and other services provided by Ernst & Young LLP for fiscal years 2014 and 2013. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2014	2013
	($)	($)

Audit Fees	402,700	398,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total	402,700	398,000

Audit Fees. Audit fees are the aggregate fees for services of the Company’s independent registered public accounting firm for audits of the Company’s annual financial statements, and review of the Company’s quarterly financial statements included in the Company’s Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Audit-related fees are those fees for services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and not included as audit fees.

Tax Fees. Tax fees are those fees for services provided by the independent registered public accounting firm, primarily in connection with the Company’s tax compliance activities, including technical tax advice related to the preparation of tax returns. There were no tax services provided by the Company’s independent registered public accounting firm in 2014 and 2013.

OTHER MATTERS

Section 16 (a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of any equity security of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based solely on a review of the copies of the forms that the Company received, and other information available to it, to the best of the Company’s knowledge all such reports were timely filed.

2016 Stockholder Proposals.

If a stockholder wishes to submit a proposal for consideration at the 2016 Annual Meeting and wants that proposal to appear in the Company’s proxy statement and form of proxy for that meeting, the proposal must be submitted in writing to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, no later than January 22, 2016, and must comply with all applicable SEC requirements. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement and form of proxy.

The Company’s bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and proposals for other business that are not submitted for inclusion in the Proxy Statement and form of proxy but that a stockholder instead wishes to present directly at an Annual Meeting of Stockholders. If a stockholder wishes to submit a nominee or other business for consideration at the 2016 Annual Meeting of Stockholders without including that nominee or proposal in the Company’s Proxy Statement and form of proxy, the Company’s bylaws require, among other things, that the stockholder submission contain certain information concerning the nominee or other business, as the case may be, and other information specified in the Company’s bylaws, and that the stockholder provide the Company with written notice of such nominee or business no later than February 23, 2016, provided that, if the 2016 Annual Meeting of Stockholders is advanced or delayed more than 40 days from the anniversary date of the previous year’s annual meeting, such nominee or proposal of other business must be submitted no later than the close of business on the later of the 120th day prior to the 2016 Annual Meeting of Stockholders or the 10th day following the first public announcement of the date of such meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement specifying the size of increase before February 23, 2016, then a stockholder notice will be considered timely only with respect to nominees for new positions created by such increase if submitted not later than the close of business on the 10th day following the first public announcement of such increase. A stockholder notice should be sent to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose. Proposals or nominations not meeting the advance notice requirements in the Company’s bylaws will not be entertained at the 2016 Annual Meeting of Stockholders. A copy of the full text of the relevant bylaw provisions may be obtained from the Company’s filing with the SEC or by writing our Corporate Secretary at the address identified above.

Additional Matters Considered at the 2015 Annual Meeting.

The Board of Directors does not know of any matters to be presented at the 2015 Annual Meeting other than as stated herein. If other matters do properly come before the 2015 Annual Meeting, the persons named on the accompanying proxy card will vote the proxies in accordance with their judgment in such matters.

Householding.

The Company will deliver only one Proxy Statement and accompanying Annual Report to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and accompanying Annual Report to a stockholder at a shared address to which a single copy of such documents are delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement and/or Annual Report by contacting the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501 or at (310) 553-0474. Similarly, stockholders sharing an address who are receiving multiple copies of the Proxy Statement and accompanying Annual Report may request delivery of a single copy of the Proxy Statement and/or Annual Report by contacting the Company at the address set forth above or at (310) 533-0474.

Availability of Annual Report.

The Annual Report to Stockholders of the Company for the fiscal year ended January 31, 2015, is being mailed to stockholders concurrently herewith and is also available online at www.virco.com. The Company will also provide without charge a copy of its Annual Report on Form 10-K, including financial statements and related schedules, filed with the Securities and Exchange Commission, upon written or oral request from any person who was a holder of record, or who represents in good faith that he/she was a beneficial owner, of common stock of the Company on April 30, 2015. Any such request shall be addressed to the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary or by calling (310) 533-0474.

By Order of the Board of Directors
/s/ ROBERT E. DOSE
Robert E. Dose
Secretary

Torrance, California

May 18, 2015

VIRCO MFG. CORPORATION
IMPORTANT ANNUAL MEETING INFORMATION 000004
ENDORSEMENT LINE SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
C123456789
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 21, 2015.
Vote by Internet
Go to www.investorvote.com/virc
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X
Annual Meeting Proxy Card 1234 5678 9012 345
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals – The Board of Directors recommends a vote FOR all the nominees listed in proposal 1 and FOR proposal 2.
1. Elect the following nominees for a term ending at the 2015 Annual Meeting of Stockholders:
01 - Robert A. Virtue 02 - Donald R. Rudkin +
Mark here to vote FOR all nominees
Mark here to WITHHOLD vote from all nominees
For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.
For Against Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015.
B Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
/ / C 1234567890 J N T
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1 U P X 2 3 8 4 3 5 1
+ 023PMB

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 22, 2015.
The Proxy Statement and the 2014 Annual Report to Stockholders are available at: http://service.virco.com/financialinfo
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — VIRCO MFG. CORPORATION
2015 Annual Meeting of Stockholders – June 22, 2015
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VIRCO MFG. CORPORATION
The undersigned hereby appoints each of Robert A. Virtue, Douglas A. Virtue and Robert E. Dose, or any of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Virco Mfg. Corporation (the “Company”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held June 22, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL 1, THE ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS, “FOR” PROPOSAL 2, RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015, AND IN THE DISCRETION OF THE HOLDERS OF THE PROXY ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN THE DISCRETION OF THE HOLDERS OF THE PROXY.
(Continued and to be marked, dated and signed, on the other side)

VIRCO MFG. CORPORATION
IMPORTANT ANNUAL MEETING INFORMATION
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals – The Board of Directors recommends a vote FOR all the nominees listed in proposal 1 and FOR proposal 2.
1. Elect the following nominees for a term ending at the 2015 Annual Meeting of Stockholders: +
01 - Robert A. Virtue 02 - Donald R. Rudkin
Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015.
For Against Abstain
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. +
/ /
1 U P X 2 3 8 4 3 5 2
023PNB

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 22, 2015.
The Proxy Statement and the 2014 Annual Report to Stockholders are available at: http://service.virco.com/financialinfo
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — VIRCO MFG. CORPORATION
2015 Annual Meeting of Stockholders – June 22, 2015
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VIRCO MFG. CORPORATION
The undersigned hereby appoints each of Robert A. Virtue, Douglas A. Virtue and Robert E. Dose, or any of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Virco Mfg. Corporation (the “Company”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held June 22, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL 1, THE ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS, “FOR” PROPOSAL 2, RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015, AND IN THE DISCRETION OF THE HOLDERS OF THE PROXY ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN THE DISCRETION OF THE HOLDERS OF THE PROXY.
(Continued and to be marked, dated and signed, on the other side)

Order an 18” ZUMA® Rocker, a 24” x 48”

Shop Class Table OR BOTH at a special discounted price for registered Virco shareholders.

See back for details.

A copy of Matthew Crawford’s Shop Class As Soulcraft is also available just for the asking.

SHOP CLASS

AS SOULCRAFT

MATTHEW CRAWFORD

VIRCO®

Get one 18” ZUMA rocking chair and/or one Shop Class table and/or one copy of Matthew Crawford’s Shop Class As Soulcraft.

Limit one order per shareholder

This offer is only for Virco shareholders registered as of April 30th, 2015.

ZUMA® 18” rocking chairs are available with a Chrome frame in these popular seat colors:

Apple Forest Green Navy Blueberry Purple Iris Wine Red Squash Graphite Black

Virco’s 24” x 48” Shop Class table with casters is available with a Clear Coat natural steel frame finish and an unfinished plywood spoil board work surface.

For pricing and to place your order contact Annie Rudkin at 800.448.4726 x3482

Orders must be received by Sept. 30, 2015. Prices quoted will be at Virco employee discounted prices and you will be charged for tax and shipping.